UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2024

JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of Principal Executive Offices) (Zip Code)

417-235-6652
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JKHY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On July 23, 2024, Jack Henry & Associates, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”). The Original Report reported under Item 5.02 the appointment of Tammy S. LoCascio and Lisa M. Nelson as directors of the Company. At the time of the Original Report, neither director had been appointed to any committees of the Board of Directors (the “Board”). This Amendment No. 1 is being filed solely to disclose those Board committee assignments, and the disclosure contained in the Original Report is hereby supplemented and amended by the disclosure contained in this Amendment No. 1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2024, the Board, upon recommendation of the Governance Committee, appointed Ms. LoCascio to serve on the Human Capital & Compensation Committee and the Risk and Compliance Committee and appointed Ms. Nelson to serve on the Audit Committee and the Governance Committee.
In addition to compensation for their respective service as a director as disclosed in the Original Report, each of Ms. LoCascio and Ms. Nelson will be compensated for her service on each such committee according to the Company’s non-employee director compensation program, which provides for a $20,000 annual retainer for service on the Audit Committee, a $15,000 annual retainer for service on each of the Human Capital & Compensation Committee and the Risk and Compliance Committee, and a $10,000 annual retainer for service on the Governance Committee. Each such fee is paid quarterly in arrears and will be pro-rated based on the date of appointment to such committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	August 28, 2024	/s/ Mimi L. Carsley
Mimi L. Carsley
Chief Financial Officer and Treasurer